#99648435v6 //FOR IMMEDIATE RELEASE// UMB Financial Corporation Receives Regulatory Approval to Acquire Heartland Financial USA, Inc. UMB will have approximately $66 billion in assets, elevating it to the top 4% of publicly traded U.S. banks KANSAS CITY, Mo. and DENVER, Colo. (Jan. 10, 2025) – UMB Financial Corporation (Nasdaq: UMBF) and Heartland Financial USA, Inc. (Nasdaq: HTLF) are pleased to share that the necessary regulatory approvals from the Office of the Comptroller of the Currency and the Board of Governors of the Federal Reserve System have been received to complete the previously announced acquisition of HTLF. These approvals follow shareholder approvals for both companies. “Receiving regulatory approvals is another milestone in completing this historic acquisition,” said Mariner Kemper, chairman and chief executive officer of UMB Financial Corporation. “We remain extremely excited about this momentous expansion of our core services and capabilities, which will benefit both UMB and HTLF customers. As we’ve previously shared, HTLF’s like-minded culture and customer approach are an ideal fit for our business model, our credit and risk profiles, and our associates, customers and communities.” The acquisition is expected to close on or around Jan. 31, 2025. “We’re pleased this step in the process has been completed,” said Bruce K. Lee, president and chief executive officer of HTLF. “Our complementary strengths ensure we’ll continue delivering the best products, services and expertise to our customers.” Upon closing, UMB will have approximately $66 billion in assets (based on assets as of Sept. 30, 2024), elevating it to the top 4% of the 599 publicly traded banks in the U.S. The transaction will increase UMB’s private wealth management AUM/AUA by 31% and nearly doubles its retail deposit base. It will also expand UMB’s presence from eight to 13 states. UMB is deeply invested in the communities in which it does business, providing support through products, services, and investments as well as corporate and associate giving. UMB is committed to being a strong financial steward and is finalizing its Community Benefits Agreement, which will detail how it will provide support throughout its newly expanded footprint. Specific details will be shared upon close or when the plan is finalized. Finally, five HTLF board members will join the UMB Financial Corporation Board of Directors after final approval by the UMBF Board at acquisition close: John Schmidt, Bradley (Brad) Henderson, Jennifer (Jenny) Hopkins, Margaret Lazo and Susan Murphy. With these additions, the UMBF Board will grow to 16 board members. “We’re excited to add these extremely talented individuals to our Board and look forward to working with them in 2025 and beyond,” Kemper said.

#99648435v6 John Schmidt has served as the independent Chairman of the HTLF Board since March 15, 2022. He has been the senior vice president and chief financial officer (CFO) of A.Y. McDonald Industries since 2013 and was named corporate secretary in 2014. Brad Henderson is the chief executive officer of P33, a nonprofit organization focused on inclusively driving Chicago’s global technology leadership, where he has served since July 2019. Jenny Hopkins has been a managing partner at Crescendo Capital, a private investment firm for early-stage companies, since 2007. Margaret Lazo is a senior operating consultant at Cerberus Capital Management, a global private equity firm, where she is engaged in human capital initiatives across its portfolio companies. Susan Murphy has served as the chairperson of the HTLF Audit Committee since April 5, 2022. She has been a Principal at The Grace Alliance, LLC in Denver since 2005, which assists individuals and families in developing and maintaining financial strategies for the future. The transaction closure is still subject to satisfaction or waiver of the remaining customary closing conditions. About UMB: UMB Financial Corporation (Nasdaq: UMBF) is a financial services company headquartered in Kansas City, Missouri. UMB offers commercial banking, which includes comprehensive deposit, lending and investment services, personal banking, which includes wealth management and financial planning services, and institutional banking, which includes asset servicing, corporate trust solutions, investment banking, and healthcare services. UMB operates branches throughout Missouri, Illinois, Colorado, Kansas, Oklahoma, Nebraska, Arizona and Texas. As the company’s reach continues to grow, it also serves business clients nationwide and institutional clients in several countries. For more information, visit UMB.com, UMB Blog, UMB Facebook and UMB LinkedIn. About HTLF Heartland Financial USA, Inc., is a Denver, Colorado-based bank holding company operating under the brand name HTLF, with assets of $18.27 billion as of September 30, 2024. HTLF's banks serve customers in the West, Southwest and Midwest regions. HTLF is committed to serving the banking needs of privately owned businesses, their owners, executives and employees. Our core commercial business is supported by a strong retail banking operation, in addition to a diversified line of financial services including treasury management, wealth management and investments. Additional information is available at www.htlf.com. UMB Media Contact: Stephanie Hague Stephanie.Hague@umb.com 816.729.1027 HTLF Media Contact: Ryan Lund rlund@htlf.com 952.746.0439

#99648435v6 Cautionary Note Regarding Forward Looking Statements This joint press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Any statements about UMB’s, HTLF’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are generally identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the previously announced business combination transaction between UMB and HTLF (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in UMB’s and HTLF’s reports filed with the United States Securities and Exchange Commission (the “SEC”), the following factors, among others, could cause actual results to differ materially from forward- looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between UMB and HTLF; the outcome of any legal proceedings that may be instituted against UMB or HTLF; the possibility that the Transaction does not close when expected or at all because the remaining conditions to closing are not satisfied on a timely basis or at all; the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which UMB and HTLF operate; the ability to promptly and effectively integrate the businesses of UMB and HTLF; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of UMB’s or HTLF’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by UMB’s issuance of additional shares of its capital stock in connection with the Transaction; and the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters. These factors are not necessarily all of the factors that could cause UMB’s, HTLF’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm UMB’s, HTLF’s or the combined company’s results. All forward-looking statements attributable to UMB, HTLF, or the combined company, or persons acting on UMB’s or HTLF’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and UMB and HTLF do not undertake or assume any obligation to update publicly any of these

#99648435v6 statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If UMB or HTLF update one or more forward-looking statements, no inference should be drawn that UMB or HTLF will make additional updates with respect to those or other forward-looking statements. Further information regarding UMB, HTLF and factors which could affect the forward-looking statements contained herein can be found in UMB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000101382/000095017024018456/umbf- 20231231.htm) and its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and its other filings with the SEC, in HTLF’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/920112/000092011224000026/htlf- 20231231.htm), and its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and its other filings with the SEC, and the risks described in UMB’s definitive joint proxy statement/prospectus related to the Transaction, which was filed with the SEC on July 5, 2024 (and which is available at https://www.sec.gov/Archives/edgar/data/101382/000119312524175612/d771152d424b3.htm). ###